UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-9391

THE FORESTER FUNDS, INC.

(Exact name of registrant as specified in charter)

100 Field Drive

Lake Forest, Illinois  60045

(Address of principal executive offices)

(Zip code)

Thomas H. Forester

Forester Capital Management, Ltd.

100 Field Drive

Lake Forest, Illinois 60045

(Name and address of agent for service)

Registrant's telephone number, including area code: (224) 544-5123

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Forester Value Fund

ANNUAL REPORT

MARCH 31, 2016

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

THE FORESTER VALUE FUND

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

Fiscal 2016 was a mixed year for the Forester Value Fund. The fund’s equities performed well, returning 6.49% in the 12 months ended March 31, 2016 compared to the S&P 500’s 1.77% and the Russell 1000 Value’s -1.55% return.  The drivers of the equity outperformance are discussed in more detail below.  However, the cost of the put options and the allocation to cash weighed on the overall fund’s return. The Forester Value Fund’s N-share returned -1.86%, the I-share, -1.60% and the R-share, -1.82%. The fund is classified in Morningstar’s Long/Short Equity category, which saw a -4.68% return during the fiscal year.  Although the fund’s put options and allocation to cash were a drag on returns in the past year, we still believe that a defensive positioning is warranted.  Below we explain why.

The fiscal stimulus from the Federal Reserve has been unprecedented. Short-term interest rates have been near-zero since the 2008/2009 financial crisis.  In addition, the Fed drove long-term interest rates lower with large bond purchases known as Quantitative Easing (QE).  In theory, this should result in robust economic growth.  However, the US economy continues to muddle along, growing at a below-trend rate.  Corporate earnings have been uninspiring as well. As you can see in the graph below, the S&P 500 has reported five straight quarters of earnings declines. First quarter earnings are still being reported, but as of this writing, we’re on track to report a 6th quarter of earnings declines.

Year-over-year growth of S&P 500 Quarterly Operating Earnings

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
03/30/2011
06/30/2011
09/30/2011
12/31/2011
03/31/2012
06/30/2012
09/30/2012
12/31/2012
03/31/2013
06/30/2013
09/30/2013
12/31/2013
03/31/2014
06/30/2014
09/30/2014
12/31/2014
03/31/2015
06/30/2015
09/30/2015
12/31/2015

Source: S&P Dow Jones Indices LLC

We are quite conerned by the weakness in the Industrial Sector.  As can been seen below, US Industrial Production is currently contracting.  One reason this is so worrisome is because if the economy slips into a recession, the Federal Reserve has very few tools at their disposal to pull the economy out of a recession.  They typically cut interst rates to stimulate the economy, but rates are already near zero.  Therefore, if the US does slip into a recession, it may prove to be long and drawn out.

Year-over-Year change in US Industrial Production (Seasonally Adjusted)

IP YOY -1.07 As Of 04/30/16 %
US Industrial Production YOY SA Federal Reserve
IP YOY Index
95) Compare
96) Actions
97) Edit
Line Chart
05/31/2000 - 04/30/2016
Last Price
Mov Avg
No Lower Chart
1D 3D 1M 6M YTD 1Y 5Y Max
Monthly
Table
Security/Study
Event
Last Price -1.07
High on 06/30/10 8.49
Average 0.78
Low on 06/30/09 -15.40
10
5
0
-1.07
-5
-10
-15
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2016 Bloomberg Finance L.P.
SN 777551 EDT GMT-4:00 H187-4163-0 20-May-2016 14:06:26

Source:  Bloomberg

Although the Industrial data looks quite grim, the Consumer Sector is still reporting growth.  Below is a graph of the year-over-year change in Retail Sales, the “Control Group” measure, which is used to calculate the consumer spending component of US GDP.  While not robust, it is not recessionary either.  We are eager to see how this discrepency in economic activity will resolve itself.  Will the weak Industrial Sector result in layoffs, pulling down the Consumer Sector, or will the growing Consumer Sector result in increased demand, causing a rebound in the Industrial Sector?  It is interesting to note, however, in the second graph below that in recessionary periods, a decline in Industrial Production tends to lead the drop in Retail Sales.

Year-over-Year Change in Retail Sales (Control Group)

RSTAABG% 3.6 As Of 04/30/16 YoY% SA
Adj Retail Sales Less Food Auto Dealers... U.S. Census Bureau
RSTAABG% Index
95) Compare
96) Actions
97) Edit
Line Chart
05/31/2000 - 04/30/2016 Last Price
Mov Avg
No Lower Chart
1D 3D 1M 6M YTD 1Y 5Y Max Monthly
Table
Security/Study
Event
Last Price 3.6
High on 06/30/05 7.0
Average 3.6
Low on 07/31/09 -4.8
8.0
6.0
4.0
3.6
2.0
0.0
-2.0
-4.0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2016 Bloomberg Finance L.P.
SN 777551 EDT GMT-4:00 H187-4163-0 20-May-2016 14:12:29

Source: Bloomberg

Y/Y Industrial Production (dashed) & Retail Sales (solid) with Recessions

RSTAABG% 3.6
As Of 04/30/16
YoY% SA
Adj Retail Sales Less Food Auto Dealers...
U.S. Census Bureau
RSTAABG% Index
95) Compare
96) Actions
97) Edit
Line Chart
03/31/1992 - 04/30/2016
1D 3D 1M 6M YTD 1Y 5Y Max Monthly Table
Security/Study
Event
Last Price
RSTAABG% Index 3.62
IP YOY Index -1.07
REC
10
5
3.62
0
-1.07
-5
-10
-15
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16
Australia 61 2 9777 8600 Brazil 5511 2395 9000 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2016 Bloomberg Finance L.P.
SN 777551 EDT GMT-4:00 H187-4163-0 20-May-2016 14:24:08

Source: Bloomberg

STOCK PERFORMANCE

As mentioned above, the fund’s equities performed well, returning +6.49% in the 12 months ended March 31, 2016 compared to the S&P 500’s +1.77% and the Russell 1000 Value’s -1.55% return. The outperformance was driven by Tyson Foods (+53.52%), Microsoft (+39.54%), JC Penney (+31.51%), and ConAgra Foods (+25.23%).

We purchased Tyson Foods ahead of their November earnings report as the shares were depressed due to what we deemed to be a fixable problem. Their beef business had been operating at only a breakeven level due to 1) steep product markdowns due to the west coast port slowdown earlier in the year, 2) a low supply of cattle. The port slowdown issue is behind them with all markdowns realized before our purchase.  Cattle herds are rebuilding and should return to normal levels by this summer.  These factors should materially improve the profitability of their beef segment.

Microsoft is successfully transitioning itself from a PC-reliant software company to a dominant cloud-based provider of software, platforms and infrastructure for enterprise clients. Under the bold leadership of their new CEO, the transition is occurring more rapidly than expected.

The turnaround at JC Penney continues to progress as customers return to the stores, same-store sales increase and margins improve.  Management continues to implement promising changes and we believe that the shares will continue to work their way higher as the turnaround advances.

ConAgra Food’s new CEO is leading a dramatic turnaround of the company. They sold the company’s underperforming Private Brands business and they have plans to split the remaining company into two standalone entities, which should create shareholder value. They are making important steps to turnaround their underperforming brands in the Consumer Foods segment and margins are improving dramatically.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

THE FORESTER VALUE FUND

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2016 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION *	VALUE
Forester Value Fund Class I	-1.60%	0.71%	3.70%	$ 12,815
S&P 500 Stock Index	1.77%	11.57%	14.52%	$ 25,205

* The chart assumes an initial gross investment of $10,000 made on 6/5/09 for Class I (Class I inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2016 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION *	VALUE
Forester Value Fund Class N	-1.86%	0.45%	2.44%	3.97%	$ 19,046
S&P 500 Stock Index	1.77%	11.57%	7.01%	4.55%	$ 20,905

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 for Class N (Class N inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2016 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	SINCE INCEPTION *	VALUE
Forester Value Fund Class R	-1.82%	0.46%	0.95%	$ 10,511
S&P 500 Stock Index	1.77%	11.57%	10.97%	$ 17,283

* The chart assumes an initial gross investment of $10,000 made on 12/29/10 for Class R (Class R inception) and S&P 500 Stock Index.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER VALUE FUND

PORTFOLIO ILLUSTRATION

March 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Limited Partnership
2.04%
Options
1.27%
Technology
4.62%
Telecommunications
1.12%
Utilities
4.80%
Money Market Fund
9.13%
U.S. Government
Obligations
18.50%
Consumer Discretionary
9.53%
Consumer Staples
14.97%
Energy
3.33%
Financial Services
11.44%
Health Care
14.63%
Industrial Goods
4.62%

	Forester Value Fund
	Schedule of Investments
	March 31, 2016

Shares		Value

COMMON STOCKS - 69.14%

Consumer Discretionary - 9.54%
3,700	AutoZone, Inc. *	$ 2,947,753
39,100	Jarden Corp. *	2,304,945
176,800	J. C. Penney Co., Inc. *	1,955,408
31,350	Target Corp.	2,579,478
		9,787,584
Consumer Staples - 14.98%
86,400	ConAgra Foods, Inc.	3,855,168
30,380	CVS Health Corp.	3,151,317
40,900	General Mills, Inc.	2,591,015
90,300	The Kroger Co.	3,453,975
34,800	Tyson Foods, Inc.	2,319,768
		15,371,243
Energy - 3.33%
11,910	Chevron Corp.	1,136,214
12,000	Exxon Mobil Corp.	1,003,080
35,800	Halliburton Co.	1,278,776
		3,418,070
Financial Services - 11.45%
34,040	Allstate Corp.	2,293,275
33,730	Aon Corp. (United Kingdom)	3,523,099
23,620	Travelers Companies, Inc.	2,756,690
78,160	US Bancorp, Inc.	3,172,514
		11,745,578
Health Care - 14.65%
8,550	Amgen, Inc.	1,281,902
14,900	Gilead Sciences, Inc.	1,368,714
29,300	Johnson & Johnson	3,170,260
51,600	Mylan, Inc. (United Kingdom) *	2,391,660
109,154	Pfizer, Inc.	3,235,325
27,730	UnitedHealth Group, Inc.	3,574,397
		15,022,258
Industrial Goods - 4.63%
12,220	3M Co.	2,036,219
24,220	Honeywell International, Inc.	2,713,851
		4,750,070
Technology - 4.63%
38,700	Microsoft Corp.	2,137,401
63,740	Oracle Corp.	2,607,603
		4,745,004
Telecommunications - 1.12%
29,450	AT&T, Inc.	1,153,556

Utilities - 4.81%
33,510	American Electric Power Co, Inc.	2,225,064
52,300	Southern Co.	2,705,479
		4,930,543

TOTAL FOR COMMON STOCKS (Cost $37,006,110) - 69.14%		70,923,906

LIMITED PARTNERSHIP - 2.05%
43,600	Spectra Energy Partners, LP	2,098,032

TOTAL FOR LIMITED PARTNERSHIP (Cost $1,830,256) - 2.05%		2,098,032

PUT OPTIONS PURCHASED - 1.27% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	S&P 500 Mini
200,000	05/20/2016 Put @ $193.00	242,000

	S&P 500 Mini
300,000	05/20/2016 Put @ $195.00	439,500

	S&P 500 Mini
200,000	06/30/2016 Put @ $195.00	619,000

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $2,362,740) - 1.27%		1,300,500

U.S. GOVERNMENT OBLIGATION - 18.52%
19,000,000	U.S. Government Treasury Bill, 05/19/2016, 0.29%	18,996,675

TOTAL FOR U.S. GOVERNMENT OBLIGATION (Cost $18,992,625) - 18.52%		18,996,675

MONEY MARKET FUND - 9.14%
9,373,843	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.17% **	9,373,843

TOTAL FOR MONEY MARKET FUND (Cost $9,373,843) - 9.14%		9,373,843

TOTAL INVESTMENTS (Cost $69,565,574) - 100.12%		102,692,956

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.12)%		(113,650)

NET ASSETS - 100.00%		$ 102,579,306

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2016.

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments in Securities, at Value (Cost $69,565,574)	$102,692,956
Cash	1,000
Receivables:
Shareholder Subscriptions	5,171
Dividends and Interest	32,580
Total Assets	102,731,707
Liabilities:
Shareholder Redemptions	60,436
Due to Advisor	74,713
Administrative Fees	8,719
Distribution Fees	8,533
Total Liabilities	152,401
Net Assets	$102,579,306

Net Assets Consist of:
Paid In Capital	$ 89,735,392
Accumulated Undistributed Net Investment Income	59,763
Accumulated Realized Loss on Investments	(20,343,231)
Unrealized Appreciation in Value of Investments	33,127,382
Net Assets	$102,579,306

Class I Shares:
Net Assets	$ 62,963,866
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	5,011,198
Net asset value, offering price, and redemption price per share	$ 12.57

Class N Shares:
Net Assets	$ 37,731,780
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	3,078,712
Net asset value, offering price, and redemption price per share	$ 12.26

Class R Shares:
Net Assets	$ 1,883,660
Shares outstanding (250,000,000 shares authorized with $0.0001 par value)	149,763
Net asset value, offering price, and redemption price per share	$ 12.58

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statement of Operations
For the year ended March 31, 2016

Investment Income:
Dividends	$ 1,691,051
Interest	34,137
Total Investment Income	1,725,188

Expenses:
Advisory Fees	971,401
Distribution (12b-1) Fees	115,852
Administration Fees	113,616
Total Expenses	1,200,869

Net Investment Income	524,319

Realized and Unrealized Gain (Loss) on Investments and Options:
Realized Gain (Loss) on:
Investments	11,072,935
Options	(4,254,921)
6,818,014
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,536,615)
Options	(1,395,393)
(9,932,008)

Net Realized and Unrealized Loss on Investments and Options	(3,113,994)

Net Decrease in Net Assets Resulting from Operations	$ (2,589,675)

The accompanying notes are an integral part of these financial statements.

Forester Value Fund
Statements of Changes in Net Assets

	For the
	Years Ended
	3/31/2016	3/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 524,319	$ 680,705
Net Realized Gain on Investments and Options	6,818,014	3,415,565
Unrealized Appreciation (Depreciation) on Investments and Options	(9,932,008)	(2,509,697)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,589,675)	1,586,573

Distributions to Shareholders:
Net Investment Income:
Class I Shares	(395,030)	(374,088)
Class N Shares	(146,221)	(374,093)
Class R Shares	(5,948)	(3,831)
Total Distributions Paid to Shareholders	(547,199)	(752,012)

Capital Share Transactions	(23,142,057)	(7,173,420)

Total Decrease	(26,278,931)	(6,338,859)

Net Assets:
Beginning of Year	128,858,237	135,197,096

End of Year (Including Undistributed Net Investment Income of $59,763
and $82,643, respectively)	$ 102,579,306	$ 128,858,237

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Year	$ 12.86	$ 12.77	$ 12.33	$ 12.42	$ 12.60

Income From Investment Operations:
Net Investment Income *	0.07	0.08	0.11	0.13	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.28)	0.07	0.45	(0.07)	(0.26)
Total from Investment Operations	(0.21)	0.15	0.56	0.06	(0.13)

Distributions:
Net Investment Income	(0.08)	(0.06)	(0.12)	(0.15)	(0.05)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.08)	(0.06)	(0.12)	(0.15)	(0.05)

Net Asset Value, at End of Year	$ 12.57	$ 12.86	$ 12.77	$ 12.33	$ 12.42

Total Return **	(1.60)%	1.16%	4.56%	0.56%	(1.02)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 62,964	$ 77,464	$ 33,952	$ 29,750	$ 45,411
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.63%	0.89%	1.10%	1.08%
Portfolio Turnover	5.73%	13.72%	6.91%	2.84%	35.30%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Year	$ 12.54	$ 12.50	$ 12.08	$ 12.16	$ 12.41

Income From Investment Operations:
Net Investment Income *	0.04	0.05	0.08	0.10	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.27)	0.07	0.43	(0.05)	(0.28)
Total from Investment Operations	(0.23)	0.12	0.51	0.05	(0.18)

Distributions:
Net Investment Income	(0.05)	(0.08)	(0.09)	(0.13)	(0.07)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.05)	(0.08)	(0.09)	(0.13)	(0.07)

Net Asset Value, at End of Year	$ 12.26	$ 12.54	$ 12.50	$ 12.08	$ 12.16

Total Return **	(1.86)%	0.96%	4.25%	0.45%	(1.45)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 37,732	$ 49,709	$ 99,266	$ 116,935	$ 190,031
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.36%	0.63%	0.83%	0.79%
Portfolio Turnover	5.73%	13.72%	6.91%	2.84%	35.30%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Forester Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Year	$ 12.85	$ 12.80	$ 12.37	$ 12.35	$ 12.51

Income From Investment Operations:
Net Investment Income *	0.01	0.01	0.05	0.07	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.24)	0.07	0.44	0.02	(0.21)
Total from Investment Operations	(0.23)	0.08	0.49	0.09	(0.14)

Distributions:
Net Investment Income	(0.04)	(0.03)	(0.06)	(0.07)	(0.02)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.04)	(0.03)	(0.06)	(0.07)	(0.02)

Net Asset Value, at End of Year	$ 12.58	$ 12.85	$ 12.80	$ 12.37	$ 12.35

Total Return **	(1.82)%	0.60%	3.98%	0.77%	(1.12)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,884	$ 1,686	$ 1,979	$ 2,459	$ 2,229
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.08%	0.12%	0.37%	0.59%	0.55%
Portfolio Turnover	5.73%	13.72%	6.91%	2.84%	35.30%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

1.) ORGANIZATION

The Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund. The Company was incorporated as a Maryland corporation on April 7, 1999. The accompanying financial statements are those of the Forester Value Fund (the "Fund"). The Fund currently offers three classes of shares, Class I shares, Class N shares and Class R shares. Each class of shares commenced operations on the following dates: Class I shares June 5, 2009, Class N shares September 10, 1999 and Class R shares December 29, 2010. Each class differs as to administrative and distribution fees, such that Class I shares have no distribution fees but there is a higher minimum initial investment required.  See Note 4 to the financial statements for further information regarding the fees for each Class of shares offered by the Fund.

The objective of the Fund is to seek long-term growth of capital.

2.) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which are distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2013-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change.

Security Transactions, Investment Income and Distributions to Shareholders - As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s.  Discounts and premiums are amortized over the useful lives of the respective securities.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

Use of Estimates in Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

Short Sales - The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Fund on the basis of the daily net assets of each class.  Fees relating to a specific class are charged directly to that share class.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

3.)  SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock and limited partnerships) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government obligations are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government obligations are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities. US Treasury Bills are included in level 1 of the fair value hierarchy.

Derivative instruments (put and call options) – Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.  The S&P 500 Mini options held in the Fund are priced at the mean between the bid and ask price in accordance with pricing procedures determined by the Fund’s Board of Directors, and categorized in level 2 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2016:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 70,923,906	$ -	$ -	$ 70,923,906
Limited Partnership	2,098,032	-	-	2,098,032
Put Options Purchased	-	1,300,500	-	1,300,500
U.S. Government Obligation	18,996,675	-	-	18,996,675
Money Market Fund	9,373,843	-	-	9,373,843
	$ 101,392,456	$ 1,300,500	$ -	$ 102,692,956

The Fund did not hold any Level 3 assets during the year ended March 31, 2016. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

4.) TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement - Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space and certain administrative services, and personnel needed by the Fund.  The Advisor receives a management fee of 0.89% of the Fund’s average daily net assets for Class I, Class N and Class R. For the year ended March 31, 2016, the Advisor earned a management fee of $573,585 for Class I, $383,197 for Class N, and $14,619 for Class R. The Fund owes the Advisor $74,713 for management fees as of March 31, 2016.

The Fund pays the Advisor an administration fee for all other normal operating expenses of 0.10% for Class I, 0.11% for Class N and Class R.  For the year ended March 31, 2016, the Advisor earned a fee of $64,448 for Class I, $47,361 for Class N and $1,807 for Class R.  The Fund owes the Advisor $8,719 at March 31, 2016 for administrative fees.

Distribution Agreement and Plan - The Fund has adopted a Distribution Plan pursuant to which the Fund paid broker-dealers for distributing Class N and Class R shares of the Fund.  This expense is limited to 0.25% of Class N average net assets and 0.50% of Class R average net assets.   For the year ended March 31, 2016, the Fund accrued $107,640 for Class N and $8,212 for Class R. The Fund owes the Advisor $8,533 at March 31, 2016 for distribution fees.

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company.  Mr. Forester receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

5.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2016, purchases and sales of investment securities, other than short-term investments and U.S. Government Securities, aggregated $4,483,772 and $27,270,048, respectively. Purchases and sales or maturities of U.S. Government Securities aggregated $43,960,883 and $52,988,332, respectively. Purchases and sales of options aggregated $73,808,126 and $67,813,186, respectively. Purchases and sales of options written aggregated $1,203,260 and $2,531,386, respectively.

6.) DERIVATIVE TRANSACTIONS

The Fund had no outstanding written options at March 31, 2016.  Transactions in options written during the year ended March 31, 2016 were as follows:

	Put Options
	Number of Options*	Premiums Received
Options outstanding at March 31, 2015	-	$ -
Options written	10,700	2,531,386
Options terminated	(10,700)	(2,531,386)
Options outstanding at March 31, 2016	-	$ -

* One option contract is equivalent to one hundred shares of common stock.

As of March 31, 2016, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Contracts
Put options purchased, at value	$ 1,300,500
Total Assets	$ 1,300,500

For the year ended March 31, 2016, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Contracts	Total
Put options purchased	$ (1,395,393)	$ (1,395,393)
	$ (1,395,393)	$ (1,395,393)

Net realized gain (loss) on:	Equity Contracts	Total
Put options purchased	$ (5,583,047)	$ (5,583,047)
Put option written	1,328,126	1,328,126
	$ (4,254,921)	$ (4,254,921)

7.) CAPITAL SHARE TRANSACTIONS

As of March 31, 2016, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total par value and paid in capital totaled $89,735,392.  Transactions in capital stock were as follows:

	Year ended March 31, 2016		Year ended March 31, 2015
CLASS I SHARES	Shares	Amount	Shares	Amount
Shares sold (a)	1,115,210	$ 13,917,575	4,939,618	$ 62,723,254
Shares issued in reinvestment of dividends	24,424	298,212	23,579	306,993
Shares redeemed	(2,153,487)	(26,964,560)	(1,597,469)	(20,442,910)
Net increase (decrease)	(1,013,853)	$(12,748,773)	3,365,728	$ 42,587,337

	Year ended March 31, 2016		Year ended March 31, 2015
CLASS N SHARES	Shares	Amount	Shares	Amount
Shares sold	740,086	$ 9,055,000	1,782,840	$ 22,140,292
Shares issued in reinvestment of dividends	11,523	137,244	28,753	365,455
Shares redeemed (a)	(1,637,769)	(19,810,534)	(5,786,163)	(71,966,583)
Net decrease	(886,160)	$ (10,618,290)	(3,974,570)	$ (49,460,836)

	Year ended March 31, 2016		Year ended March 31, 2015
CLASS R SHARES	Shares	Amount	Shares	Amount
Shares sold	83,110	$ 1,027,995	24,675	$ 315,160
Shares issued in reinvestment of dividends	486	5,948	294	3,831
Shares redeemed	(64.998)	(808,937)	(48,477)	(618,912)
Net increase (decrease)	18,598	$ 225,006	(23,508)	$ (299,921)

(a) During the year ended March 31, 2015, shareholders of Class N shares exchanged their shares to Class I shares in the amount of $41,372,807.

8.) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year. As of March 31, 2016 the Fund’s most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

 $       59,763

Post-October Capital Loss Deferrals

      (891,884)

Net Unrealized Appreciation

   34,083,299

Capital loss carryforwards:

Expiring 3/31/18

      (731,668)

Expiring 3/31/19

      (932,573)

Indefinite-short term

  (18,743,023)

Total Distributable Earnings

 $ 12,843,914

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales, and the treatment of 1256 contracts.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred  after December 31st may be deferred and treated as occurring on the first day of the following year.  The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of March 31, 2016 the Fund elected to defer capital losses in the amounts of $891,884.  The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry forward remains.

As of March 31, 2016 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities (not including options) were as follows:

Gross unrealized appreciation on investment securities	$ 34,522,315
Gross unrealized depreciation on investment securities	(439,016)
Net unrealized appreciation on investment securities	$ 34,083,299

Tax cost of investment securities, including short-term investments *	$ 68,609,657

*The difference between the book cost and tax cost of investments represents disallowed wash sales and mark-to-market on 1256 contracts for tax purposes.

The tax character of distributions paid during the year ended March 31, 2016, and the year ended March 31, 2015 is as follows:

Ordinary income:	March 31, 2016	March 31, 2015
Class I Shares	$ 395,030	$ 374,088
Class N Shares	146,221	374,093
Class R Shares	5,948	3,831
Total	$ 547,199	$ 752,012

On December 28, 2015 distributions of $0.08214, $0.04557, and $0.03562 per share were paid to Class I shareholders, Class N shareholders, and Class R shareholders, respectively, aggregating $547,199 paid to shareholders of record on the same date, from net investment income.

9.) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2016, UBS Financial Services, Inc., for the benefit of others, in aggregate, owned approximately 38% of the Fund and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

   of Forester Value Fund,

   a Series of the Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of The Forester Value Fund, (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, as of March 31, 2016 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Forester Value Fund, a series of the Forester Funds, Inc., as of March 31, 2016 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

May 24, 2016

THE FORESTER VALUE FUND

EXPENSE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

Expense Example

As a shareholder of the Forester Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Forester Value Fund - Class I

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 through March 31, 2016

Actual	$1,000.00	$1,022.18	$5.00
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.05	$5.00

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Forester Value Fund - Class N

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 through March 31, 2016

Actual	$1,000.00	$1,020.47	$6.31
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.75	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Forester Value Fund - Class R

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 through March 31, 2016

Actual	$1,000.00	$1,021.59	$7.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.57

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER VALUE FUND

DIRECTORS AND OFFICERS

MARCH 31, 2016 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 55	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than five years
Stanley Simpson 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 57	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste 330 Lake Forest, IL 60045 Age: 56	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is considered "Interested” Director of the Fund as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2016, by the Advisor.

THE FORESTER VALUE FUND

ADDITIONAL INFORMATION

MARCH 31, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 8, 2016 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

o

the nature, extent and quality of the services provided by the Adviser

o

the investment performance of the Funds

o

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

o

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

o

the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.18% for 1186 funds in the Morningstar Large Value Category and 1.80% for 199 funds in the Long/Short Fund Category and 1.35% Discovery Fund expense ratio versus an average of 1.25% for 703 funds in Morningstar Foreign Large Blend Fund Category).

After discussion, the advisory agreement was renewed for another year.

Forester Discovery Fund

ANNUAL REPORT

MARCH 31, 2016

This report is submitted for the general information of shareholders of The Forester Funds.  It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information.  Read the Prospectus carefully before you invest or send money.

FORESTER DISCOVERY FUND

Letter to Shareholders

Dear Fellow Shareholder:

Fiscal 2016 was a strong year for the Discovery Fund relative to its respective benchmark, the MSCI ACWI Ex USA (All Country World Index).  The Discovery Fund reported a return for the fiscal year ended March 31, 2016 of -.03% versus the MSCI ACWI Ex USA of -9.19%.  The main driver of the outperformance was the fund’s strong equity performance.  The equity-only portion of the portfolio returned 4.86%.  Stock selection accounted for 11% of the 14.05% equity outperformance with sector allocation and currency representing the remainder of the outperformance. We discuss the individual stock performance in more detail later in the report.

The Discovery Fund continues to use put options and cash to hedge our long exposure and to protect against downside risk.  At this time, we believe global macroeconomic risks continue to warrant a defensive position.  Additionally, we believe the market is not sufficiently compensating investors for this risk and we continue to feel valuation is rich.

In fiscal 2016 we saw global monetary stimulus continue.  The ECB announced another €1T bond buying program. Since the announcement, the ECB has increased the bond buying program to €80B per month and has extended the plan to March 2017 with the option to extend further.  In Asia, Japan increased its bond purchases to ¥80 trillion yen a month ($650B a year) and has been purchasing government debt since 2010.

While the rest of the world continues with quantitative easing, the United States is finishing its stimulus program and is beginning to raise rates.  With the anticipation of tightening monetary policy, the United States Dollar (USD) reached a 13 year high during fiscal 2016.   A strong USD can make foreign companies more competitive and can be beneficial for foreign stock prices.  However, if the United States is too restrictive in its monetary policy it can be a drag on GDP growth and potentially even trigger a global recession.  A strong USD can also be negative to emerging markets as USD denominated debt becomes more expensive.

Despite the high level of monetary stimulus, the European and Japanese stock markets have failed to generate material returns. The Euro STOXX index initially rose 16% after the first bond buying program was announced by the ECB in January 2015.  However in  subsequent announcements regarding monetary stimulus, stock returns were unimpressive. In fact, the Euro STOXX is now trading below the level it was at before the bond buying program was in place, and most European markets are down double digits for the fiscal year 2016. In Japan, the Nikkei also has posted unimpressive returns on a USD currency adjusted basis.  The Nikkei is up only 2.65% on an annualized basis the last 2 years, and is down -5.26% for the fiscal year 2016.

EURO STOXX INDEX

Source:Bloomberg

NIKKEI 225 INDEX IN $USD

Source:Bloomberg

The large global stimulus programs have done very little to stimulate GDP growth.  Despite trillions of dollars in stimulus, global GDP growth remains around 3% and is not forecasted to pick up in the next couple of years.  Eurozone GDP growth remains below 2% and Japan is on the brink of a recession and is growing below 1%.  One issue that we are closely monitoring is deflation in the Eurozone and Japan.  Both regions currently have negative CPI.  Excluding food and energy, CPI is positive but has dropped below 1%.  Deflation is bad for a country’s economy because lower prices ultimately result in lower GDP and corporate earnings.  We also are concerned about slowing growth in China.  GDP growth and industrial production in China has been slowing and is close to 2008 lows.  Slowing China growth is alarming as China has been vital to global growth.  Much of China’s growth has come from bank debt and we believe that the ability for China to take on more debt is limited.

EUROZONE AND JAPAN CPI

Source:Bloomberg

CHINA INDUSTRIAL GROWTH

Source:Bloomberg

If we were to enter a global recession we are concerned that central banks have fewer monetary tools than they did during the 2008 recession. Therefore, we feel we might be in for a prolonged period of slower growth.  Lending rates are close to zero at most major central banks.  We feel the ability to spur growth through interest rates is limited. Additionally, bond purchases have been relatively ineffective in increasing GDP and negative bond yields have failed to bolster equity markets.

CENTRAL BANK LENDING RATES

Source:Bloomberg

STOCK PERFORMANCE

As mentioned above, the fund’s equities performed well, returning 4.86% in the 12 months ended March 31, 2016 compared to the MSCI ACWI ex USA -9.19% return.

Drivers of the equity performance were Nippon (41.89%), Svenska Cellulosa (39.02%) and Imperial Brands (31.01%).

Nippon Telegraph & Telephone (NTT)

NTT benefited (along with other Japanese telecom companies) from an improving business climate as fears of increased government intervention have been overblown.  The company has been successful in cutting costs and has used the increased cash flow for share repurchases.  NTT also announced they are changing their growth through acquisition strategy and it was well received by the market. Additionally, management expects a pickup in market share in the mobile communication sector, which should help support growth going forward.

Svenska Cellulosa (SCA)

We purchased shares of SCA, a Swedish producer of tissue, personal care products and forest products, when the multiple was depressed due to high raw material costs.  In our experience, these situations often represent attractive buying opportunities.  Shortly after our purchase, the company successfully implemented price increases that boosted sales and improved margins.  In addition, the company’s new CEO implemented a program to improve efficiency and cut costs. Finally, a shakeup in the Board of Directors resulted in a string of transformational transactions – a carve-out of the Forest Products division, an acquisition of a US commercial tissue company, and the divestiture of their underperforming Southeast Asia hygiene business.

Imperial Brands (IMBBY)

In June 2015, Imperial Brands purchased several US brands from the newly combined Reynolds American & Lorillard companies.  The US tobacco business in general has higher margins than Imperial’s legacy European business, however at the time of the acquisition, the acquired brands were losing material market share.  Imperial Brands has been successful at stabilizing the brands and in the first half of 2016, the focus brands, Winston and Kool, even began to regain some market share.  In addition to stabilizing the top line, the company is on track to capture £300m of cost synergies from the transaction.

As always, we will continue to buy stocks that we believe have exceptional appreciation potential.  In addition, at times we believe market risks are high, we will protect the portfolio using put options and cash.  We believe that if we are patient, this should lead to outsized investment returns over the longer term. We believe that we are well positioned for this environment.

Thank you for investing with us.

Sincerely,

Thomas H. Forester, President

THE FORESTER DISCOVERY FUND

AVERAGE ANNUALIZED TOTAL RETURNS

PERIOD ENDED MARCH 31, 2016 (UNAUDITED)

FUND/INDEX	1-YEAR	5-YEAR	10-YEAR	SINCE INCEPTION	VALUE
Forester Discovery Fund	-0.03%	1.70%	4.56%	3.72%	$18,279
MSCI ACWI Ex USA Index	-9.19%	0.31%	1.94%	3.47%	$17,596
MSCI EAFE Index	-8.27%	2.29%	1.80%	2.93%	$16,138

Comparison of the Change in Value of a $10,000 Investment in the Forester Discovery Fund, the MSCI ACWI Ex USA Index and the MSCI EAFE Index.

$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Sep-99
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15
Sep-15
Mar-16
Discovery
MSCI ACWI Ex USA
MSCI EAFE

* The chart assumes an initial gross investment of $10,000 made on 9/10/99 (inception).

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

The Discovery Fund is changing its benchmark.  The reason for the change is the EAFE index represents Europe, Australia and Asia, whereas the ACWI represents all countries except for the United States. The Discovery Fund invests in countries outside of the region covered by the EAFE index.  Therefore the ACWI is more appropriate to use as a benchmark.  Morningstar also recently changed the benchmark comparison of the Discovery Fund from EAFE to ACWI.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.  AN INVESTMENT IN A MUTUAL FUND CONTAINS RISKS WHICH ARE DISCUSSED IN THE PROSPECTUS.  PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE FORESTER DISCOVERY FUND

PORTFOLIO ILLUSTRATION

March 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio investments.

Consumer Discretionary
7.53%
Money Market Fund
25.83%
Consumer Staples
12.33%
Energy
3.26%
Financial Services
6.98%
Health Care
8.92%
U.S. Government
Obligations
18.33%
Industrial Goods
3.64%
Options
0.03%
Technology
3.57%
Utilities
3.47%
Telecommunications
6.11%

	Forester Discovery Fund
	Schedule of Investments
	March 31, 2016

Shares		Value

COMMON STOCKS - 65.42%

Consumer Discretionary - 8.82%
9,400	Cie Generale Des Eablissements Michelin ADR	$ 190,726
16,070	Publicis Groupe SA ADR	281,707
6,360	Volkswagen AG ADR	184,313
		656,746
Consumer Staples - 14.46%
2,735	Diageo Plc. (United Kingdom) ADR	295,025
2,760	Imperial Brands Group Plc. (United Kingdom) ADR	306,498
7,300	Svenska Cellulosa AB ADR	227,687
5,460	Unilever Plc. ADR	246,683
		1,075,893
Energy - 3.82%
4,900	Statoil ASA ADR	76,244
2,700	Suncor Energy, Inc. (Canada)	75,087
2,930	Total SA ADR	133,081
		284,412
Financial Services - 8.19%
1,100	AON Plc. (United Kingdom)	114,895
5,650	AXA Group ADR	132,210
3,180	HSBC Holdings Plc. ADR	98,962
3,440	Prudential Plc. ADR	127,968
3,140	The Toronto-Dominion Bank NY (Canada)	135,428
		609,463
Health Care - 10.46%
3,200	Astrazeneca Plc. ADR	90,112
4,630	GlaxoSmithKline Plc. ADR	187,747
7,890	Sanofi ADR	316,862
3,430	Teva Pharmaceutical Industries Ltd. ADR	183,539
		778,260
Industrial Goods - 4.27%
3,000	Siemens AG ADR	317,400

Technology - 4.18%
3,870	SAP AG ADR	311,225

Telecommunications - 7.16%
2,800	BT Group Plc. ADR	89,824
16,090	KT Corp. ADR *	215,928
5,260	Nippon Telegraph & Telephone Corp. ADR	227,442
		533,194
Utilities - 4.06%
2,660	National Grid Plc. ADR	189,977
6500	Red Electrica de España SA ADR	112,515
		302,492

TOTAL FOR COMMON STOCKS (Cost $4,246,174) - 65.42%		4,869,085

PUT OPTIONS PURCHASED - 0.04% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	iShares MSCI EAFE ETF
60,000	4/15/2016 Put @ $52.00	3,000

TOTAL FOR PUT OPTIONS PURCHASED (Premiums Paid $38,022) - 0.04%		3,000

U.S. GOVERNMENT OBLIGATION - 21.50%
1,600,000	U.S. Government Treasury Bill, 05/19/2016, 0.29%	1,599,720

TOTAL FOR U.S. GOVERNMENT OBLIGATION (Cost $1,599,379) - 21.50%		1,599,720

MONEY MARKET FUND - 30.30%
2,255,169	Fidelity Institutional Treasury Only Money Market Fund - Class I 0.17% **	2,255,169

TOTAL FOR MONEY MARKET FUND (Cost $2,255,169) - 30.30%		2,255,169

TOTAL INVESTMENTS (Cost $8,138,744) - 117.26%		8,726,974

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (17.26)%		(1,284,327)

NET ASSETS - 100.00%		$ 7,442,647

ADR- American Depositary Receipt
* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2016.

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Assets and Liabilities
March 31, 2016

Assets:
Investments in Securities, at Value (Cost $8,138,744)	$ 8,726,974
Cash	70
Receivables:
Shareholder Subscriptions	280
Dividends and Interest	16,307
Total Assets	8,743,631

Liabilities
Securities Purchased	1,294,182
Administrative Fees	1,724
Due to Advisor	5,078
Total Liabilities	1,300,984

Net Assets	$ 7,442,647

Net Assets Consist of:
Paid In Capital	$ 7,011,546
Accumulated Undistributed Net Investment Income	891
Accumulated Realized Loss on Investments	(158,020)
Unrealized Appreciation in Value of Investments	588,230
Net Assets, for 546,070 Shares Outstanding (with par value of $0.0001 per share)	$ 7,442,647

Net Asset Value Per Share	$ 13.63

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statement of Operations
For the year ended March 31, 2016

Investment Income:
Dividends (net of $7,945 of foreign tax withheld)	$ 97,089
Interest	2,170
Total Investment Income	99,259

Expenses:
Advisory Fees	62,774
Administration Fees	21,971
Total Expenses	84,745

Net Investment Income	14,514

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss):
Investments	(35,328)
Options	55,164
19,836

Change in Unrealized Appreciation (Depreciation) on:
Investments	20,308
Options	(35,022)
(14,714)

Net Realized and Unrealized Gain on Investments	5,122

Net Increase in Net Assets Resulting from Operations	$ 19,636

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Statements of Changes in Net Assets

	Years Ended
	3/31/2016	3/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 14,514	$ 8,061
Net Realized Gain on Investments and Options	19,836	14,745
Unrealized Depreciation on Investments and Options	(14,714)	(157,011)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,636	(134,205)

Distributions to Shareholders:
Net Investment Income	(15,361)	(53,193)
Realized Gains	-	(250,306)
Total Distributions Paid to Shareholders	(15,361)	(303,499)

Capital Share Transactions	188,323	44,833

Total Increase (Decrease)	192,598	(392,871)

Net Assets:
Beginning of Year	7,250,049	7,642,920

End of Year (Including Undistributed Net Investment Income of $891
and $1,738, respectively)	$ 7,442,647	$ 7,250,049

The accompanying notes are an integral part of these financial statements.

Forester Discovery Fund
Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Year	$ 13.67	$ 14.34	$ 13.32	$ 12.86	$ 13.17

Income From Investment Operations:
Net Investment Income *	0.03	0.01	0.08	0.04	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.03)	(0.18)	1.00	0.46	(0.32)
Total from Investment Operations	0.00	(0.17)	1.08	0.50	(0.27)

Distributions:
Net Investment Income	(0.04)	(0.09)	(0.06)	(0.04)	(0.04)
Realized Gains	-	(0.41)	-	-	-
Total from Distributions	(0.04)	(0.50)	(0.06)	(0.04)	(0.04)

Net Asset Value, at End of Year	$ 13.63	$ 13.67	$ 14.34	$ 13.32	$ 12.86

Total Return **	(0.03)%	(1.13)%	8.15%	3.88%	(2.03)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 7,443	$ 7,250	$ 7,643	$ 14,274	$ 13,767
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.23%	0.10%	0.62%	0.33%	0.39%
Portfolio Turnover	10.22%	9.73%	17.49%	0.00%	55.89%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE FORESTER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

(1) ORGANIZATION

Forester Funds, Inc. (the "Company") is an open-end diversified investment company currently offering two series of shares: The Forester Value Fund and The Forester Discovery Fund.  The Company was incorporated as a Maryland corporation on April 7, 1999.  The accompanying financial statements are those of the Forester Discovery Fund (the "Fund").  The Fund commenced operations on September 10, 1999.

The objective of the Fund is to seek long-term growth of capital.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

SECURITY VALUATION

All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2013-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS

As is common in the industry, security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income is recorded on the accrual basis.   Bond premiums and discounts are amortized in accordance with Federal income tax regulations. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

OPTIONS

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

USE OF ESTIMATES IN FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.   Actual results could differ from those estimates and assumptions.

SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

(3) SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stocks) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in level 1 of the fair value hierarchy.

U.S. government obligations - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in level 1 or level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Derivative instruments (put and call options) - Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices.  Otherwise, options are valued at the closing bid price.  These securities will be categorized in level 2 of the fair value hierarchy if valued at other than closing price.

The following table summarizes the inputs used to value each Fund’s assets and liabilities measured at fair value as of March 31, 2016:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 4,869,085	$ -	$ -	$ 4,869,085
Put Option Purchased	-	3,000	-	3,000
U.S. Government Obligations	1,599,720	-	-	1,599,720
Money Market Fund	2,255,169	-	-	2,255,169
	$ 8,723,974	$ 3,000	$ -	$ 8,726,974

The Fund did not hold any level 2 or level 3 assets during the year ended March 31, 2016. There were no significant transfers into or out of level 1 or level 2 during the period. It is the Fund's policy to recognize transfers into and out of level 1 and level 2 at the end of the reporting period.

(4) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

For the year ended March 31, 2016, Forester Capital Management, Ltd. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement.  Under the Advisory Agreement, the Advisor, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, and pays the salaries and fees of all officers and directors of the Funds (except the fees paid to directors who are not interested persons of the Advisor).   As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.   For the year ended March 31, 2016, the Advisor earned $62,774 for Advisory services.  The Fund owed the Advisor $5,078 for advisory fees at March 31, 2016.

ADMINISTRATIVE AGREEMENT

For the year ended March 31, 2016, Forester Capital Management, Ltd. provided the Fund with administrative services.  As an administrator, the Advisor oversees the fund accountant and transfer agent.  For this service the Advisor receives a monthly fee at the annual rate of 0.35% based upon the average daily net assets of the Fund.   For the year ended March 31, 2016, the Advisor earned $21,971 for administrative services.  The Fund owed the Advisor $1,724 for administration fees at March 31, 2016.

DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to which the Fund may pay broker-dealers for distributing shares of the Fund.   This expense is limited to 0.25% of the Fund's average net assets.   The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year. The Board adopted the Plan so that, if and when necessary, the Fund would have available sufficient resources to pay third parties who provide eligible services to the Fund.

Thomas Forester is the control person of the Advisor and also serves as a director and officer of the Company. Mr. Forester receives benefits from the Advisor resulting from management fees and administration fees paid to the Advisor by the Fund.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of securities, other than short-term investments and U.S. Government Securities, aggregated $1,728,488 and $369,795, respectively, for the year ended March 31, 2016. Purchases and sales of U.S. Government Securities aggregated $4,996,100 and $7,098,702, respectively, for the year ended March 31, 2016.  Purchases and sales of options aggregated $349,309 and $277,150, respectively, for the year ended March 31, 2016.

(6) DERIVATIVES TRANSACTIONS

The Fund had no outstanding written options at March 31, 2016.

As of March 31, 2016, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Equity Contracts
Put options purchased, at value	$ 3,000
Total Assets	$ 3,000

For the year ended March 31, 2016, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized depreciation on:	Equity Contracts	Total
Put options purchased	$ (35,022)	$ (35,022)

Net realized gain (loss) on:	Equity Contracts	Total
Put options purchased	$ 55,164	$ 55,164

(7) CAPITAL SHARE TRANSACTIONS:

As of March 31, 2016, there were 5,000,000,000 shares of capital stock for the Company with a par value of $0.0001 authorized. The total paid in capital totaled $7,011,546. Transactions in capital stock were as follows:

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	213,378	$ 2,903,768	233,068	$ 3,358,194
Shares issued in reinvestment of dividends	1,119	15,256	22,261	300,750
Shares redeemed	(198,909)	(2,730,701)	(257,974)	(3,614,111)
Net increase (decrease)	15,588	$ 188,323	(2,645)	$ 44,833

(8) TAX MATTERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of March 31, 2016 the Fund's most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

$           891

Net Unrealized Appreciation

      582,314

Capital loss carryforwards:

Indefinite - short term

      (51,981)

Indefinite - long term

     (100,123)

Total Distributable Earnings

  $   431,101

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.  The capital loss carry forward will be used to offset any capital gains realized by the Fund in future years. The Fund will not make distributions from capital gains while a capital loss carry forward remains.  As of March 31, 2016 the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investments	$ 848,738
Gross unrealized depreciation on investments	(266,424)
Net unrealized appreciation on investments	$ 582,314

Tax cost of investments, including short-term investments (a)	$ 8,144,660

(a) The difference between book cost and tax cost of investments represents disallowed wash sales for tax purposes.

The tax character of distributions paid during the year ended March 31, 2016, and the year ended March 31, 2015 is as follows:

	March 31, 2016	March 31, 2015
Ordinary income	$ 15,361	$ 53,193
Long-term capital gain	$ -	$ 250,306

On December 28, 2015 a distribution of $0.03626 per share aggregating to $15,361 was paid to shareholders of record on December 25, 2015, from ordinary income.

(9) COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

(10) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2016, National Financial Service LLC, in aggregate, owned approximately 31% of the Fund on behalf of others, and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Forester Discovery Fund,

  a Series of the Forester Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Forester Discovery Fund, (the "Fund"), a series of the Forester Funds, Inc., including the schedule of investments, as of March 31, 2016 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Forester Discovery Fund, a series of the Forester Funds, Inc., as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 24, 2016

THE FORESTER DISCOVERY FUND

EXPENSE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

Expense Example

As a shareholder of the Forester Discovery Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 through March 31, 2016

Actual	$1,000.00	$1,019.87	$6.82
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.25	$6.81

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE FORESTER DISCOVERY FUND

DIRECTORS AND OFFICERS

MARCH 31, 2016 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Michael B. Kelley 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 55	Director	Indefinite; Since Inception	2	Mr. Kelley has been a National Account Executive for Concept Amenities since March, 2009. Prior to that he was a National Account Executive for American Hotel Supply for more than 5 years.
Stanley Simpson 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 57	Director	Indefinite; Since March 2007	2	Stanley Simpson has been a commodities trader on the Chicago Mercantile Exchange for more than five years.
Barry Meyer 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 56	Director	Indefinite; Since March 2007	2	Barry Meyer has been President of Arcspec, a distributor of commercial construction materials for more than five years.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Thomas H. Forester[1] 100 Field Dr., Ste. 330 Lake Forest, IL 60045 Age: 56	Director; President; Treasurer	Indefinite; Since Inception	2	Mr. Forester has been the President of the Advisor since 2/99, Officer and Portfolio Manager with Dreman Value Advisors from 5/97 - 1/99.

1 Mr. Forester is a director who is an "interested person" of the Fund by virtue of being an officer of the Fund.  Mr. Forester is also an officer of the investment manager.

Each Director, except Mr. Forester, was paid a total fee of $5,000 for the year ended March 31, 2016, from the Advisor.

THE FORESTER DISCOVERY FUND

ADDITIONAL INFORMATION

MARCH 31, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 25, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-388-0365, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-388-0365 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-800-388-0365 to request a copy of the SAI or to make shareholder inquiries.

Advisory Agreement Renewal – At a board meeting held on March 8, 2016 of the Board of Directors, including a majority of the independent Directors, determined whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Advisor provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.

A discussion was held about approving the continuation of the investment management agreements, the Board considered:

o

the nature, extent and quality of the services provided by the Adviser

o

the investment performance of the Funds

o

the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds

o

the extent to which economies of scale would be realized as the mutual fund grows and whether fee levels reflect these economies of scale for the benefit of mutual fund investors

o

the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were in the range of comparable mutual funds (1.25%/0.99% Value Fund N-share/I-share expense ratio versus an average of 1.18% for 1186 funds in the Morningstar Large Value Category and 1.80% for 199 funds in the Long/Short Fund Category and 1.35% Discovery Fund expense ratio versus an average of 1.25% for 703 funds in Morningstar Foreign Large Blend Fund Category).

After discussion, the advisory agreement was renewed for another year.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Thomas Forester is an audit committee financial expert.  Thomas Forester is not independent for purposes of this Item 3.  Mr. Forester is considered an expert due to education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

FY 2016

$  20,400

FY 2015

$  20,000

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2016

$ 4,000

FY 2015

$ 4,000

Nature of the fees:

Tax filing and preparation.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

(e)

(1) The Registrant's audit committee has reviewed the scope and plan of the independent public accountants' annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants.

(2) During 2016, all of the non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.  Applies to closed-end funds only.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE FORESTER FUNDS, INC.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Thomas H. Forester

Thomas H. Forester

CEO and CFO

Date: May 27, 2016